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
[LOGO] LINCOLN
       ChoicePlus Assurance(SM)                 Request for Qualified Retirement
               VARIABLE ANNUITY                 Account Transfer/Direct Rollover
------------------------------------------------------------------------------------------------------------------------------------

     Instructions: A. Please type or print.
                   B. Owner's/Trustee's signature is required on this form.
                   C. The following items must be mailed to Lincoln Life to process a transfer of funds:
                         1.   This form, "Request for Qualified Retirement Account Transfer/Direct Rollover"
                         2.   Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                         3.   State replacement form (if required by the state)
                         4.   Lincoln ChoicePlus Assurance(SM) (C Share) Application if funds are for an initial purchase payment

1    CURRENT PLAN INFORMATION

     __________________________________________________________________________   Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     Current financial institution

     ______________________________________________________________________________________________________________________________
     Address                                                  City                      State                   ZIP

     _______________________________________________________________________   ____________________________________________________
     Policy/account owner name                                                 Owner's Social Security number or Tax ID number

     _______________________________________________________________________   ____________________________________________________
     Name of participant/annuitant (if different)                              Policy/account number

     Transfer/rollover FROM type of plan: [_]401(k)            [_]401(a) Type ___________________   [_]SEP-IRA   [_]Traditional IRA
                                          [_]Conversion        [_]Roth Contributory IRA: [_]403(b)   [_]Other (specify) ___________

     Transfer/rollover TO type of plan:   [_]Traditional IRA   [_]Roth IRA

2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

     Transfer the proceeds:    [_]Immediately   [_] When indicated (date must be within 30 days): [_][_] [_][_] [_][_]
                                                                                                  Month    Day   Year
     Check one for each of the following three sections:

     1. The amount requested and directed for payment represents a: [_]Full transfer or [_] Partial transfer of $ _______________

     2. [_]Apply proceeds to a new contract   [_] Apply proceeds to existing contract number ____________________________________

     Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now, or (2) retain that amount for distribution to you later.

     IF APPLICABLE:

     3. [_]I have enclosed the annuity contract.   [_]I certify that the annuity contract has been lost or destroyed.
                                                      After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3.   SIGNATURES

     I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

     Please do not withhold any amount for taxes from the proceeds.

     It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

     I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term
     FBO or "for the benefit of."

     ________________________________________ [_][_] [_][_] [_][_]   _______________________________________ [_][_] [_][_] [_][_]
     Owner/Trustee signature and title        Month    Day   Year    Co-Owner/Trustee signature and title     Month    Day   Year
                                                                     (if applicable)

     ________________________________________ [_][_] [_][_] [_][_]
     Irrevocable beneficiary signature        Month    Day   Year
     (if applicable)

4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

     Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to
     Lincoln Life, attach a copy of this form to the check and send to the address below.

     ____________________________________________________________   __________________________________________   __________________
     Authorized signature                                           Title                                        Date

     _________________________________________   Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
     New policy/contract number                           Phone 800-826-6848

___________________________________________________________________________________________________________________________________
Send completed application and this form to your investment dealer's home office or to:

                                                                                Express Mail:
                                   Lincoln Life                                 Lincoln Life
                                   P.O. Box 7866                                Attention: ChoicePlus Operations
                                   Fort Wayne, IN 46801-7866                    1300 South Clinton Street
                                                                                Fort Wayne, IN 46802

                                     Page 8

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
[LOGO] LINCOLN
       ChoicePlus Assurance   LINCOLN ChoicePlus Assurance(SM) (C Share)   The Lincoln National Life
           Variable Annuity        Variable Annuity Application                Insurance Company
                                                                              Fort Wayne, Indiana
------------------------------------------------------------------------------------------------------------------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner Maximum age of Contract Owner is 90.

                                                                      Social Security number/TIN [_][_][_] [_][_]-[_][_][_][_]
     ______________________________________________________________
     Full legal name or trust name*
                                                                      Date of birth [_][_] [_][_] [_][_]   [_]Male   [_]Female
                                                                                    Month    Day   Year

     ______________________________________________________________
     Street address (If PO Box, physical street address required)
                                                                      Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     ______________________________________________________________
     City                         State                  ZIP
                                                                      Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
                                                                                     Month    Day   Year    [_] Yes   [_] No

     ______________________________________________________________
     Trustee name*

                                                                      *This information is required for trusts.

1b   Joint Contract Owner Maximum age of Joint Contract Owner is 90.

                                                                      Social Security number     [_][_][_] [_][_]-[_][_][_][_]
     ______________________________________________________________
     Full legal name
                                                                      Date of birth [_][_] [_][_] [_][_]   [_]Male     [_]Female
                                                                                    Month    Day   Year
                                                                                                           [_]Spouse   [_]Non-spouse

2a   Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of
     Annuitant is 90.

                                                                      Social Security number     [_][_][_] [_][_]-[_][_][_][_]
     ______________________________________________________________
     Full legal name
                                                                      Date of birth [_][_] [_][_] [_][_]   [_]Male     [_]Female
                                                                                    Month    Day   Year

     ______________________________________________________________
     Street address
                                                                      Home telephone number [_][_][_] [_][_]-[_][_][_][_]
     ______________________________________________________________
     City                   State                  ZIP

2b   Contingent Annuitant Maximum age of Contingent Annuitant is 90.

                                                                      Social Security number     [_][_][_] [_][_]-[_][_][_][_]
     ______________________________________________________________
     Full legal name

3    Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

     ______________________________________________________________   ____________________________________   _____________   _____%
     Full legal name or trust name*  [_]Primary  [_]Contingent        Relationship to Contract Owner         SSN/TIN

     ______________________________________________________________   ____________________________________   _____________   _____
     Full legal name or trust name*  [_]Primary  [_]Contingent        Relationship to Contract Owner         SSN/TIN

     ______________________________________________________________   ____________________________________   _____________   _____
     Full legal name or trust name*  [_]Primary  [_]Contingent        Relationship to Contract Owner         SSN/TIN

     ______________________________________________________________   Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
     Trustee name*                                                                   Month    Day   Year      [_] Yes   [_] No

                                                                           *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4    Type of Lincoln ChoicePlus Assurance(SM) Variable Annuity Contract

     Nonqualified: [_]Initial Contribution OR [_]1035 Exchange

     Tax-Qualified (must complete plan type): [_]Transfer (to same market)  OR [_]Rollover (to different market)

     Plan Type (check one): [_]Roth IRA       [_]Traditional IRA

                                     Page 1

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
5a Allocation (This section must be completed.)                   5b Dollar Cost Averaging (Complete only if electing DCA.)

   Initial minimum: $10,000                                        $2,000 minimum required.
                                                                   ----------------------------------------------------------------
   Future contributions will follow the allocation below. If       Total amount to DCA:        OR      $ ___________
   DCA option is selected, the entire amount of each future        MONTHLY amount to DCA:              $ ___________
   contribution will follow the allocation in Section 5b.          ----------------------------------------------------------------

   If no allocations are specified in Section 5a or 5b, the        OVER THE FOLLOWING PERIOD:            _____________
   entire amount will be allocated to the Lincoln VIP Money                                              MONTHS (6-12)
   Market Fund pending instructions from the contract             -----------------------------------------------------------------
   owner.                                                          FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   ------------------------------------------------------------
   Please allocate my contribution of:                             [_] DCA Fixed Account
   $ ____________________   OR      $ ___________________          [_] Delaware VIP High Yield Series*   *The DCA holding account
     Initial contribution           Approximate amount             [_] Lincoln VIP Money Market Fund*     and the DCA fund elected
                                    from previous carrier          [_] Lincoln VIP Bond Fund*             cannot be the same.
   ------------------------------------------------------------   -----------------------------------------------------------------
   INTO THE FUND(S) BELOW      Use whole percentages               INTO THE FUND(S) BELOW                 Use whole percentages
   ------------------------------------------------------------   -----------------------------------------------------------------
   ________ %  Delaware VIP High Yield Series                      ________ %  Delaware VIP High Yield Series*
   ________ %  Delaware VIP Large Cap Value Series                 ________ %  Delaware VIP Large Cap Value Series
   ________ %  Delaware VIP REIT Series                            ________ %  Delaware VIP REIT Series
   ________ %  Delaware VIP Small Cap Value Series                 ________ %  Delaware VIP Small Cap Value Series
   ________ %  Delaware VIP Trend Series                           ________ %  Delaware VIP Trend Series
   ________ %  Delaware VIP U.S. Growth Series                     ________ %  Delaware VIP U.S. Growth Series
   ________ %  AIM V.I. Growth Fund                                ________ %  AIM V.I. Growth Fund
   ________ %  AIM V.I. International Growth Fund                  ________ %  AIM V.I. International Growth Fund
   ________ %  AIM V.I. Premier Equity Fund                        ________ %  AIM V.I. Premier Equity Fund
   ________ %  AllianceBernstein Growth and Income Portfolio       ________ %  AllianceBernstein Growth and Income Portfolio
   ________ %  AllianceBernstein Premier Growth Portfolio          ________ %  AllianceBernstein Premier Growth Portfolio
   ________ %  AllianceBernstein Small Cap Value Portfolio         ________ %  AllianceBernstein Small Cap Value Portfolio
   ________ %  AllianceBernstein Technology Portfolio              ________ %  AllianceBernstein Technology Portfolio
   ________ %  American Funds Global Small Capitalization Fund     ________ %  American Funds Global Small Capitalization Fund
   ________ %  American Funds Growth Fund                          ________ %  American Funds Growth Fund
   ________ %  American Funds Growth-Income Fund                   ________ %  American Funds Growth-Income Fund
   ________ %  American Funds International Fund                   ________ %  American Funds International Fund
   ________ %  Fidelity VIP Contrafund Portfolio                   ________ %  Fidelity VIP Contrafund Portfolio
   ________ %  Fidelity VIP Equity-Income Portfolio                ________ %  Fidelity VIP Equity-Income Portfolio
   ________ %  Fidelity VIP Growth Portfolio                       ________ %  Fidelity VIP Growth Portfolio
   ________ %  Fidelity VIP Overseas Portfolio                     ________ %  Fidelity VIP Overseas Portfolio
   ________ %  FTVIP Franklin Small Cap Fund                       ________ %  FTVIP Franklin Small Cap Fund
   ________ %  FTVIP Templeton Growth Securities Fund              ________ %  FTVIP Templeton Growth Securities Fund
   ________ %  Janus Aspen Balanced Portfolio                      ________ %  Janus Aspen Balanced Portfolio
   ________ %  Janus Aspen Mid-Cap Growth Portfolio                ________ %  Janus Aspen Mid-Cap Growth Portfolio
   ________ %  Janus Aspen Worldwide Growth Portfolio              ________ %  Janus Aspen Worldwide Growth Portfolio
   ________ %  Lincoln VIP Aggressive Growth Fund                  ________ %  Lincoln VIP Aggressive Growth Fund
   ________ %  Lincoln VIP Bond Fund                               ________ %  Lincoln VIP Bond Fund*
   ________ %  Lincoln VIP Capital Appreciation Fund               ________ %  Lincoln VIP Capital Appreciation Fund
   ________ %  Lincoln VIP Global Asset Allocation Fund            ________ %  Lincoln VIP Global Asset Allocation Fund
   ________ %  Lincoln VIP International Fund                      ________ %  Lincoln VIP International Fund
   ________ %  Lincoln VIP Money Market Fund                       ________ %  Lincoln VIP Money Market Fund*
   ________ %  Lincoln VIP Social Awareness Fund                   ________ %  Lincoln VIP Social Awareness Fund
   ________ %  MFS Capital Opportunities Series                    ________ %  MFS Capital Opportunities Series
   ________ %  MFS Emerging Growth Series                          ________ %  MFS Emerging Growth Series
   ________ %  MFS Total Return Series                             ________ %  MFS Total Return Series
   ________ %  MFS Utilities Series                                ________ %  MFS Utilities Series
   ________ %  Neuberger Berman AMT Mid-Cap Growth Portfolio       ________ %  Neuberger Berman AMT Mid-Cap Growth Portfolio
   ________ %  Neuberger Berman AMT Regency Portfolio              ________ %  Neuberger Berman AMT Regency Portfolio
   ________ %  Putnam VT Growth & Income Fund                      ________ %  Putnam VT Growth & Income Fund
   ________ %  Putnam VT Health Sciences Fund                      ________ %  Putnam VT Health Sciences Fund
   ________ %  Scudder VIT EAFE(R)Equity Index                     ________ %  Scudder VIT EAFE(R)Equity Index
   ________ %  Scudder VIT Equity 500 Index                        ________ %  Scudder VIT Equity 500 Index
   ________ %  Scudder VIT Small Cap Index                         ________ %  Scudder VIT Small Cap Index
   ________ %  Fixed Account:        _________ year(s) (1-10)
                                                                   ======== %  Total (must = 100%)
   ======== %  Total (must = 100%)                                -----------------------------------------------------------------
                                                                   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
   ------------------------------------------------------------   -----------------------------------------------------------------
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[LOGO]LINCOLN
      ChoicePlus Assurance(SM)
              VARIABLE ANNUITY

                                        Request for 1035 Exchange (Nonqualified)
----------------------------------------------------------------------------------------------------------------------------------

     Instructions: A. Please type or print.
                   B. Owner's and any joint owner's signatures are required on this form.
                   C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                         1. This form, "Request for 1035 Exchange (Nonqualified)"
                         2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                         3. State replacement form (if required by the state)
                         4. Lincoln ChoicePlus Assurance(SM) (CShare) Application if funds are for an initial purchase payment

1    SURRENDERING COMPANY INFORMATION

     _____________________________________________________________________________________________________________________________
     Surrendering insurance company                                  Telephone number

     _____________________________________________________________________________________________________________________________
     Address                                  City                                    State                  ZIP

2    POLICY/CONTRACT INFORMATION

     ___________________________________ Transfer the proceeds: [_] Immediately
     Policy/contract number                                     [_] When indicated (date must be within 30 days): ________________
     The policy/contract is:

     [_] Enclosed
     [_] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

     ______________________________________________________  ___________________________  ________________________________________
     Owner's name                                            Tax ID number                Social Security number

     ______________________________________________________  _____________________________________________________________________
     Joint owner's name                                      Social Security number

     ______________________________________________________  _____________________________________________________________________
     Annuitant name(s)                                       Social Security number

3    SIGNATURES

     I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
     Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

     I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

     I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance
     Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

     Signed at ____________________________________________ this ____________ day of ____________________________ year ___________

     ______________________________________________________  _____________________________________________________________________
     Owner's signature                                       Joint owner's signature

     ______________________________________________________  _____________________________________________________________________
     Insured signature (life only)                           Irrevocable beneficiary signature

4    ACCEPTANCE OF ASSIGNMENT

     This section is to be completed by the insurance company.

     The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

     _________________________________________________  ____________________________________  ____________________________________
     Authorized signature                               Title                                 Date

     _______________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
     New policy/contract number                Phone 800-826-6848

----------------------------------------------------------------------------------------------------------------------------------
                       Send completed application and this form to your investment dealer's home office or to:

                                                                  Express Mail:
                       Lincoln Life                               Lincoln Life
                       PO Box 7866                                Attention: ChoicePlus Operations
                       Fort Wayne IN 46801-7866                   1300 South Clinton Street
                                                                  Fort Wayne IN 46802

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
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5c   Cross-Reinvestment or Portfolio Rebalancing
----------------------------------------------------------------------------------------------------------------------------------

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio Rebalancing form
     (28887CP2).

----------------------------------------------------------------------------------------------------------------------------------
6    Benefit Options
----------------------------------------------------------------------------------------------------------------------------------

     Death benefits

     Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Guarantee of Principal Death Benefit.
     [_] I/We hereby elect the Estate Enhancement Benefit/1/ rider which includes the Enhanced Guaranteed Minimum Death
         Benefit.

     Living benefit

     [_] I/We hereby elect the Principal Security Benefit/2/ option.

     /1/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

     /2/ The Principal Security Benefit option is not available with the i4LIFE(SM) Advantage. If the contract is tax-qualified, maximum age is 80.

7    Automatic Withdrawal

    [_] Please provide me with automatic withdrawals totaling ________% of total contract value or $__________ (minimum: $50 per distribution/$300 annually) payable as follows:

   [_] Monthly [_] Quarterly [_] Semiannually [_] Annually   Begin withdrawals in [_][_] [_][_]
                                                                                   Month  Year
   -------------------------------------------------------------------------------------------------------------------------------

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

     ELECT ONE: [_] Do withhold taxes Amount to be withheld _________% (must be at least 10%)
                [_] Do not withhold taxes

     PAYOUT  Direct deposit    [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip)
     METHOD: I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National
             Automated Clearing House Association (NACHA).

             _____________________________________________________________________________________________________________________
             Bank name                                                                 Bank telephone number

8    Automatic Bank Draft

     ____________________________________________________________  _______________________________________________________________
     Print account holder name(s) EXACTLYas shown on bank records

     _____________________________________________________________________________________________________________________________
     Bank name                                                                    Bank telephone number

     $_____________________________________
     Monthly amount                            Automatic bank draft start date:   [_][_]   [_][_]   [_][_]
                                                                                  Month  Day (1-28)  Year

     [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip)

         I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

                                     Page 3

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
9    Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?     [_] Yes   [_] No
     Will the proposed contract replace any existing annuity or life insurance?   [_] Yes   [_] No

     (Attach a state replacement form if required by the state in which the application is signed.)

     ________________________________________________________________________________________________________
     Company name

     ________________________________________________________________________________________________________
     Plan name                                                                 Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11   Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance(SM) (C Share) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the
     Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     _______________________________________________________________________________________
     Signed at (city)                           State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month    Day    Year

     ________________________________________   ____________________________________________
     Signature of Contract Owner                 Joint Contract Owner (if applicable)

     _______________________________________________________________________________________
     Signed at (city)                           State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month    Day    Year

     _______________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

-----------------------------------------------------------------------------------------------------------------------------------
                     FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
-----------------------------------------------------------------------------------------------------------------------------------
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
====================================================================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
====================================================================================================================================

12   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                        $
     -------------------------------------------------------------------------------------------------------------------------------
     Company name                                                                 Year issued           Amount

13   Additional Remarks

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

14   Dealer Information   Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

     [_] 1 [_] 2 AND [_] i4LIFE(SM) Advantage - complete election form

     If your client is not electing the i4LIFE(SM) Advantage today, does your client plan to add it in the future? [_] Yes [_] No

     ________________________________________________________________________________   [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

     ________________________________________________________________________________   [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                    Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                             City                                            State               ZIP

     _______________________________________________________________________________________________________________________________
     Branch number                              Registered representative number

     [_] CHECK IF BROKER CHANGE OF ADDRESS

15   Registered Representative's Signature

     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _______________________________________________________________________________________________________________________________
     Signature

                             Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

[LOGO] LINCOLN                                                                    Express Mail:
       ChoicePlus Assurance(SM)            Lincoln Life                           Lincoln Life
               VARIABLE ANNUITY            P.O. Box 7866                          Attention: ChoicePlus Operations
                                           Fort Wayne, IN 46801-7866              1300 South Clinton Street
                                                                                  Fort Wayne, IN 46802

                                           If you have any questions regarding this application, please call Lincoln Life at
                                           800 826-6848.

                                     Page 5